                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 0F THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of G+G Retail, Inc. (the "Company") on Form 10-K for the fiscal year ended February 1, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jay Galin, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 'SS' 1350, as adopted pursuant to 'SS' 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Jay Galin
-----------------------
Jay Galin
Chief Executive Officer
April 30, 2003

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 0F THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of G+G Retail, Inc. (the "Company") on Form 10-K for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael Kaplan, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 'SS' 1350, as adopted pursuant to 'SS' 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Michael Kaplan
-----------------------
Michael Kaplan
Chief Financial Officer
April 30, 2003

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.